POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that I, G. Peter D Aloia, a member of the board of Directors of WABCO Holdings Inc., a Delaware corporation, (the Company ) hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretary, the Assistant Secretary and the Chief Human Resources Officer, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company s fiscal year ended December 31, 2015, and all amendments thereto, and to file the same with the Securities and Exchange C mi sion and the appropriate securities exchange, granting unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and every act and thing requisite or necessaiy to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be effective until such time as I deliver a written revocation thereof to the above-named attorneys-in-fact and agents. WABCO Confidential 1

POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that I, Juergen W. Gromer, a member of the board of Directors of WABCO Holdings Inc., a Delaware corporation, (the Company ) hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretary, the Assistant Secretary and the Chief Human Resources Officer, and each of them, my true and lawful attomeys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company s fiscal year ended December 31, 2015, and all amendments thereto, and to file the same with the Securities and Exchange Commission and the appropriate securities exchange, granting unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be effective until such time as I deliver a written revocation thereof to the above-named attomeys-in-fact and agents. Dated: Juergen W. Gromer WABCO Confidential 1

POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that I, Henry R. Keizer, a member of the board of Directors of WABCO Holdings Inc., a Delaware corporation, (the Company ) hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretary, the Assistant Secretary and the Chief Human Resources Officer, and each of them, my true and lawful attomeys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company s fiscal year ended December 31, 2015, and all amendments thereto, and to file the same with the Securities and Exchange Commission and the appropriate securities exchange, granting unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Atto ey shall be effective until such time as I deliver a written revocation thereof to the above-named attomeys-in-fact and agents. Dated: Henry R. Keizer WABCO Confidential 1

POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that I, Jean-Paul Montupet, a member of the board of Directors of WABCO Holdings Inc., a Delaware corporation, (the Company ) hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretary, the Assistant Secretary and the Chief Human Resources Officer, and each of them, my true and lawful attorneys-in-fact and agents, with Ml power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company s fiscal year ended December 31, 2015, and all amendments thereto, and to file the same with the Securities and Exchange Commission and the appropriate securities exchange, granting unto said attomeys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and every act and thing requisite or necessaiy to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attomeys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be effective until such time as I deliver a written revocation thereof to the above-named attorneys-in-fact and agents. Jean-Paul Montupet WABCO Confidential 1

POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that I, Maiy L. Petrovich, a member of the board of Directors of WABCO Holdings Inc., a Delaware corporation, (the Company ) hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretary, the Assistant Secretary and the Chief Human Resources Officer, and each of them, my true and lawful attomeys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company s fiscal year ended December 31, 2015, and all amendments thereto, and to file the same with the Securities and Exchange Commission and the appropriate securities exchange, granting unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attomeys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be effective until such time as I deliver a written revocation thereof to the above-named attomeys-in-fact and agents. WABCO Confidential 1

POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that I, David N. Reilly, a member of the board of Directors of WABCO Holdings I c., a Delaware corporation, (the Company ) hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretary, the Assistant Secretary and the Chief Human Resources Officer, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company s fiscal year ended December 31, 2015, and all amendments thereto, and to file the same with the Securities and Exchange Commission and the appropriate securities exchange, granting unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attomeys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall be effective until such time as I deliver a written revocation thereof to the above-named attorneys-in-fact and agents. Dated: / David N. Reilly WABCO Confidential 1

POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that I, Michael T. Smith, a member of the board of Directors of WABCO Holdings Inc., a Delaware corporation, (the Company ) hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretary, the Assistant Secretary and the Chief Human Resources Officer, and each of them, my true and lawful attomeys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company s fiscal year ended December 31, 2015, and all amendments thereto, and to file the same with the Securities and Exchange Commission and the appropriate securities exchange, granting unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perfor each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attomeys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Atto ey shall be effective until such time as I deliver a written revocation thereof to the above-named attomeys-in-fact and agents. WABCO Confidential 1

POWER OF ATTORNEY KNOW ALL PERSONS BY THESE PRESENTS, that I, Donald Stebbins, a member of the board of Directors of WABCO Holdings Inc., a Delaware corporation, (the Company ) hereby constitute and appoint the Chief Executive Officer, Chief Financial Officer, the Treasurer, the Controller, the Secretary, the Assistant Secretary and the Chief Human Resources Officer, and each of them, my true and lawful attomeys-in-fact and agents, with full power of substitution and resubstitution for me and in my name, place and stead, to sign the Form 10-K Annual Report for the Company s fiscal year ended December 31, 2015, and all amendments thereto, and to file the same with the Securities and E change Commission and the appropriate securities exchange, granting unto said attorneys-in-fact and agents, and each of them, or their substitutes, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Atto ey shall be effective until such time as I deliver a written revocation thereof to the above-named attorneys-in-fact and agents. WABCO Confidential 1